


  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1998.
                                                     REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------

                                   FORM S-1
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ---------------

                          RESTORATION HARDWARE, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                         5719                     68-0140361
(STATE OR OTHER JURISDICTION   (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
    OF INCORPORATION OR         CLASSIFICATION CODE NUMBER)     IDENTIFICATION
       ORGANIZATION)                                                NUMBER)

                             15 KOCH ROAD, SUITE J
                            CORTE MADERA, CA 94925
                                (415) 924-1005

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                 THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                STEPHEN GORDON
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          RESTORATION HARDWARE, INC.
                             15 KOCH ROAD, SUITE J
                            CORTE MADERA, CA 94925
                                (415) 924-1005
  (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                          CODE, OF AGENT FOR SERVICE)

                                ---------------

                                  COPIES TO:
         THERESE MROZEK, ESQ.                   PAUL C. PRINGLE, ESQ.
          CURTIS L. MO, ESQ.                    GLENN F. BAITY, ESQ.
         ANDREW R. HULL, ESQ.                     BROWN & WOOD LLP
    BROBECK, PHLEGER & HARRISON LLP             555 CALIFORNIA STREET
         TWO EMBARCADERO PLACE                       SUITE 5000
            2200 GENG ROAD                     SAN FRANCISCO, CA 94104
   PALO ALTO, CALIFORNIA 94303-0913                (415) 772-1200
            (650) 424-0160
                                ---------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration
Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE
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
========================================================================================

                                                      PROPOSED
                                                       MAXIMUM
             TITLE OF EACH CLASS OF                   AGGREGATE            AMOUNT OF
           SECURITIES TO BE REGISTERED              OFFERING PRICE (1)  REGISTRATION FEE
----------------------------------------------------------------------------------------
Common Stock, $.0001 par value..................      $3,760,500           $1,109.35
========================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(a), MAY DETERMINE.

                                ---------------

   This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

================================================================================

                          INCORPORATION BY REFERENCE

        This Registration Statement on Form S-1 is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Commission File No. 333-51027) filed by Restoration Hardware, Inc. (the "Company") with the Securities and Exchange Commission as declared effective on June 18, 1998, are incorporated herein by reference.

                                   EXHIBITS

        The following exhibits are files as part of this Registration Statement:

EXHIBIT
NUMBER          DESCRIPTION
-------         ------------------------------------------
5.1             Opinion of Brobeck, Phleger & Harrison LLP, as to the legality of the securities
23.1            Consent of Deloitte & Touche LLP
23.2            Consent of Brobeck, Phleger & Harrison LLP (included in
                Exhibit 5.1)
24.1            Powers of Attorney (included on signature pages)

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAN FRANCISCO, STATE OF CALIFORNIA, ON JUNE 18, 1998.

                                          Restoration Hardware, Inc.

                                                    /s/ Stephen Gordon
                                          By: _________________________________
                                              STEPHEN GORDON CHAIRMAN OF THE
                                                BOARD, PRESIDENT AND CHIEF
                                                     EXECUTIVE OFFICER

  KNOW ALL MEN BY THESE PRESENTS, THAT EACH SUCH PERSON WHOSE SIGNATURE
APPEARS BELOW HEREBY CONSTITUTES AND APPOINTS STEPHEN GORDON AND THOMAS LOW,
OR ANY OF THEM, HIS OR HER TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, EACH WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM OR HER AND IN HIS OR HER NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY
AMENDMENTS (WHETHER PRE-EFFECTIVE OR POST-EFFECTIVE) TO THIS REGISTRATION STATEMENT, AND TO FILE THE SAME WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO EACH OF SAID ATTORNEYS-IN-FACT AND AGENTS FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE OR SHE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT EACH OF SAID ATTORNEYS-IN-FACT AND AGENTS, OR THEIR SUBSTITUTE OR SUBSTITUTES, MAY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE FOLLOWING CAPACITIES.


              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----
         /s/ Stephen Gordon            Chairman of the          June 18, 1998
-------------------------------------   Board, President
           STEPHEN GORDON               and Chief Executive
                                        Officer (Principal
                                        Executive Officer)

       /s/ Thomas Christopher          Director, Executive      June 18, 1998
-------------------------------------   Vice President and
         THOMAS CHRISTOPHER             Chief Operating
                                        Officer

          /s/ Thomas Low               Chief Financial          June 18, 1998
-------------------------------------   Officer, Senior
             THOMAS LOW                 Vice President and
                                        Secretary
                                        (Principal
                                        Financial Officer
                                        and Principal
                                        Accounting Officer)


              SIGNATURE                         TITLE                DATE
              ---------                         -----                ----

          /s/ Robert Camp              Director                June 18, 1998
-------------------------------------
             ROBERT CAMP

          /s/ Raymond Hemmig           Director                June 18, 1998
-------------------------------------
           RAYMOND HEMMIG


        /s/ Michael Lazarus            Director                June 18, 1998
-------------------------------------
           MICHAEL LAZARUS

         /s/ Marshall Payne            Director                June 18, 1998
-------------------------------------
           MARSHALL PAYNE

            /s/ Damon Ball             Director                June 18, 1998
-------------------------------------
             DAMON BALL

         /s/ David Ferguson            Director                June 18, 1998
-------------------------------------
           DAVID FERGUSON


                              INDEX TO EXHIBITS

        The following exhibits are files as part of this Registration Statement:

EXHIBIT
NUMBER          DESCRIPTION
-------         ------------------------------------------
5.1             Opinion of Brobeck, Phleger & Harrison LLP as to the legality of the securities
23.1            Consent of Deloitte & Touche LLP
23.2            Consent of Brobeck, Phleger & Harrison LLP (included in Exhibit
                5.1)
24.1            Powers of Attorney (included on signature pages)